Exhibit 10.2
                                PLEDGE AGREEMENT


         This PLEDGE AGREEMENT is made and entered into as of November 12, 2004 by MXL Industries, Inc., a Delaware corporation ("MXL", or the "Pledgor"), in favor of Bedford Oak Partners, L.P. ("Bedford Oak"), as collateral agent (in such capacity, the "Agent") for itself and Jerome Feldman ("Feldman" and, together with Bedford Oak, the "Secured Parties").

         WHEREAS, MXL and MXL's parent, National Patent Development Corporation ("NPDC"), have entered into a Note Purchase Agreement with Bedford Oak and Feldman, dated the date hereof (the "Purchase Agreement"), pursuant to which NPDC shall issue and sell $1,590,000 aggregate principal amount of its 6% Secured Notes due 2009 (the "Notes") to Bedford Oak and Feldman; and

         WHEREAS, NPDC shall use the proceeds of such issuance and sale of the Notes to exercise its option to purchase 2,068,966 Series B Convertible Preferred Shares (the "Shares") of Valera Pharmaceuticals, Inc. ("Valera"), and, immediately upon exercise of such option, shall contribute the Shares to MXL; and

         WHEREAS, as a condition to their purchase of the Notes pursuant to the Purchase Agreement, the Purchasers have required the Pledgor to pledge to the Agent, for the equal and ratable benefit of the Secured Parties, all of the Shares and any other shares of the capital stock of Valera held by it (collectively, the "Pledged Shares") as security for the indebtedness of NPDC under the Notes; and

         WHEREAS, in consideration of the contribution of the Shares by NPDC to the Pledgor, the Pledgor desires to make such pledge;

         NOW, THEREFORE, in consideration of the foregoing premises and to induce Bedford Oak and Feldman to purchase the Notes pursuant to the Purchase Agreement, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Pledgor hereby agrees with the Agent for the benefit of itself and the Secured Parties as follows:

         Section 1. Pledge. As security for the payment and performance when due (whether upon demand or otherwise) of the indebtedness represented by, and any other amounts payable by Pledgor under or in connection with, the Notes (the "Secured Obligations"), the Pledgor hereby pledges, assigns, transfers and grants to the Agent for the equal and ratable benefit of the Secured Parties, a lien on and security interest in and to all of the right, title and interest of the Pledgor in and to the following property, in each case whether now existing or hereafter acquired (collectively, the "Pledged Collateral"):


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(a)      the Pledged Shares, including the certificates representing the Pledged
         Shares and any interest of the Pledgor in the entries on the books of any financial intermediary pertaining to the Pledged Shares;

(b) all dividends, cash, options, warrants, rights, instruments, distributions, returns of capital, income, profits and other property, interests or proceeds from time to time received, receivable or otherwise distributed to the Pledgor in respect of or in exchange for any or all of the Pledged Shares (collectively, "Distributions"); and

(c) all proceeds (as defined under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "UCC") or under other relevant law) of any and all of the foregoing.

         Section 2. No Release. Nothing set forth in this Agreement shall relieve the Pledgor from the performance of any term, covenant, condition or agreement on the Pledgor's part to be performed or observed under or in respect of any of the Pledged Collateral or from any liability to any individual, corporation, partnership or other legal entity ("Persons") under or in respect of any of the Pledged Collateral or shall impose any obligation on the Agent or any Secured Party to perform or observe any such term, covenant, condition or agreement on the Pledgor's part to be so performed or observed or shall impose any liability on the Agent or any Secured Party for any act or omission on the part of the Pledgor relating thereto or for any breach of any representation or warranty on the part of the Pledgor contained in this Agreement or under or in respect of the Pledged Collateral or made in connection herewith or therewith.

         Section 3. Delivery of Pledged Collateral. All certificates, agreements or instruments representing or evidencing the Pledged Collateral, to the extent not previously delivered to the Agent, shall immediately upon receipt thereof by the Pledgor be delivered to and held by or on behalf of the Agent pursuant hereto. All Pledged Collateral shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank (with signatures appropriately guaranteed), all in form and substance satisfactory to the Agent. The Agent shall have the right, at any time upon the occurrence and during the continuance of an Event of Default (as defined in the Notes) and without notice to the Pledgor, to endorse, assign or otherwise transfer to or to register in the name of the Agent or any of its nominees any or all of the Pledged Collateral. In addition, upon the occurrence and during the continuance of an Event of Default, the Agent shall have the right at any time to exchange certificates representing or evidencing Pledged Collateral for certificates of smaller or larger denominations.

         Section 4. Supplements, Further Assurances. The Pledgor agrees that at any time and from time to time, at the sole cost and expense of the Pledgor, the Pledgor shall promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or that the Agent may reasonably request, in order to perfect and protect the pledge, security interest and lien granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.


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         Section 5.  Representations and Warranties.  The Pledgor represents and warrants as follows:

                  (a) No Liens. The Pledgor is, and at the time of any delivery of any Pledged Collateral to the Agent pursuant to Section 3 will be, the sole legal and beneficial owner of the Pledged Collateral, and all such Pledged Collateral is on the date hereof, and will be, so owned by the Pledgor free and clear of any lien except for the lien created by this Agreement.

                  (b) Authorization, Enforceability. The Pledgor has full authority and legal right to pledge and grant a security interest pursuant to this Agreement in all the Pledged Collateral, and this Agreement constitutes the legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms.

                  (c) No Consents, etc. No consent of any party and no consent, authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the pledge by the Pledgor of the Pledged Collateral pursuant to this Agreement or the execution, delivery or performance of this Agreement by the Pledgor, the exercise by the Agent of the voting or other rights provided for in this Agreement, or the exercise by the Agent of the remedies in respect of the Pledged Collateral pursuant to this Agreement.

(d) Delivery of Pledged Collateral; Filings. The delivery to the Agent of all certificates representing the Pledged Shares creates a valid and perfected first priority security interest in all of the Pledged Collateral securing the payment of the Secured Obligations pursuant to the UCC in effect in any applicable jurisdiction.

         Section 6. Voting Rights; Distributions; etc. (a) So long as no Event of Default shall have occurred and be continuing:

(i) The Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Shares or any part thereof for any purpose not inconsistent with the terms or purpose of this Agreement or the Notes; provided, that the Pledgor shall not exercise such rights in any manner which may have an adverse effect on the value of the Pledged Collateral or the security intended to be provided by this Agreement.

(ii) The Pledgor shall be entitled to receive and retain, and to utilize free and clear of the lien of this Agreement, any and all cash Distributions, provided, that any and all such Distributions other than cash shall be, and shall be forthwith delivered to the Agent to hold as, Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Agent, be segregated from the other property or funds of the Pledgor, and be forthwith delivered to

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         the Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

(iii) The Agent shall be deemed without further action or formality to have granted to the Pledgor all necessary consents relating to voting rights and shall, if necessary, upon written request of the Pledgor and at the Pledgor's sole cost and expense, from time to time execute and deliver (or cause to be executed and delivered) to the Pledgor all such instruments as the Pledgor may reasonably request in order to permit the Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 6(a)(i) hereof and to receive the Distributions which it is authorized to receive and retain pursuant to Section 6(a)(ii) hereof.

         (b) Upon the occurrence and during the continuance of an Event of
Default:

                  (i) All rights of the Pledgor to exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to Section 6(a)(i) hereof without any action or the giving of any notice shall cease, and all such rights shall thereupon become vested in the Agent, which shall thereupon have the sole right to exercise such voting and other consensual rights.

                  (ii) Subject to Section 9(a) hereof, all rights of the Pledgor to receive Distributions which it would otherwise be authorized to receive and retain pursuant to Section 6(a)(ii) hereof shall cease and all such rights shall thereupon become vested in the Agent, which shall thereupon have the sole right to receive and hold as Pledged Collateral such Distributions.

         (c) The Pledgor shall, at the Pledgor's sole cost and expense, from time to time execute and deliver to the Agent appropriate instruments as the Agent may request in order to permit the Agent to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 6(b)(i) hereof and to receive all Distributions which it may be entitled to receive under
Section 6(b)(ii) hereof.

         (d) All Distributions which are received by the Pledgor contrary to the provisions of Section 6(b)(ii) hereof shall be received in trust for the benefit of the Agent, shall be segregated from other funds of the Pledgor and shall immediately be paid over to the Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

         Section 7. Transfers and Other Liens; Principal Office. The Pledgor agrees that it shall not (a) sell, convey, assign or otherwise dispose of, or grant any option, right or warrant with respect to, any of the Pledged Collateral, (b) create or permit to exist any lien upon or with respect to any Pledged Collateral other than the lien and security interest granted to the Agent under this Agreement, or (c) relocate its principal office outside of the State of New York without the prior written consent of Agent.


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         Section 8. Reasonable Care. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equivalent to that which the Agent, in its individual capacity, accords its own property consisting of similar instruments or interests, it being understood that neither the Agent nor any of the Secured Parties shall have responsibility for ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Agent or any other Secured Party has or is deemed to have knowledge of such matters, or taking any necessary steps to preserve rights against any Person with respect to any Pledged Collateral.

         Section 9. Remedies Upon Event of Default; Decisions Relating to Exercise of Remedies. (a) If an Event of Default shall occur and be continuing, the Agent shall have the right, in addition to other rights and remedies provided for herein or otherwise available to it to be exercised from time to time, (i) to retain and apply the Distributions to the Secured Obligations as provided in Section 10 hereof, and (ii) to exercise all the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in the State of New York at that time, and the Agent may also in its sole discretion, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Agent may deem commercially reasonable. The Agent or any other Secured Party or any of their respective affiliates may be the purchaser of any or all of the Pledged Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold at such sale, to use and apply any of the Secured Obligations owed to such Person as a credit on account of the purchase price of any Pledged Collateral payable by such Person at such sale. Each purchaser at any such sale shall acquire the property sold absolutely free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives (to the fullest extent permitted by law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Pledgor acknowledges and agrees that, to the extent notice of sale shall be required by law, five days notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Pledgor hereby waives any claims against the Agent arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree.

         (b) The Pledgor acknowledges that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, the Agent may be compelled, with respect to

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any sale of all or any part of the Pledged Collateral, to limit purchasers to
Persons who will agree, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor further acknowledges that any such private sales may be at prices and on terms less favorable to the Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would agree to do so.

         (c) In addition to any of the other rights and remedies hereunder, the Agent shall have the right to institute a proceeding seeking specific performance in connection with any of the agreements or obligations hereunder.

         Section 10. Application of Proceeds. All Distributions held from time to time by the Agent and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral pursuant to the exercise by the Agent of its remedies as a secured creditor as provided in Section 9 hereof shall be applied, together with any other sums then held by the Agent pursuant to this Agreement, promptly by the Agent as follows:

                  First, to the payment of all reasonable costs and expenses, fees, commissions and taxes of such sale, collection or other realization, including, without limitation, compensation to the Agent and its agents and counsel, and all expenses, liabilities and advances made or incurred by the Agent in connection therewith; and

                  Second, to the payment of all other fees, expenses, principal and interest under the Notes, and to any other amounts owing to the Agent and any other Secured Parties under the Notes; and

                  Third, to the payment of the balance or surplus, if any, to the Pledgor, its successors and assigns, or to whomsoever may be lawfully entitled to receive the same.

         Section 11. Expenses. The Pledgor will upon demand pay to the Agent the amount of any and all expenses, including the reasonable fees and expenses of its counsel and, after the occurrence of an Event of Default, the reasonable fees and expenses of any experts and agents which the Agent may incur in connection with the collection of the Secured Obligations, the enforcement and administration of this Agreement, the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, the exercise or enforcement of any of the rights of the Agent hereunder or the failure by the Pledgor to perform or observe any of the provisions hereof. All amounts payable by the Pledgor under this Section 11 shall be due upon demand and shall be part of the Secured Obligations.


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         Section 12. No Waiver; Cumulative Remedies. (a) No failure on the part of the Agent to exercise, no course of dealing with respect to, and no delay on the part of the Agent in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.

         (b) In the event the Agent shall have instituted any proceeding to enforce any right, power or remedy under this instrument by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Agent, then and in every such case, the Pledgor, the Agent and each holder of any of the Secured Obligations shall be restored to their respective former positions and rights hereunder with respect to the Pledged Collateral, and all rights, remedies and powers of the Agent and the Secured Parties shall continue as if no such proceeding had been instituted.

         Section 13. Secured Parties May Perform; Secured Parties Appointed Attorney-in-Fact. If the Pledgor shall fail to do any act or thing that it has covenanted to do hereunder or any warranty on the part of the Pledgor contained herein shall be breached, the Agent or any Secured Party may (but shall not be obligated to) upon three business days notice to the Pledgor specifying the action to be taken, do the same or cause it to be done or remedy any such breach, and may expend funds for such purpose. Any and all amounts so expended by the Agent or such Secured Party shall be paid by the Pledgor promptly upon demand therefor. The Pledgor hereby appoints the Agent its attorney-in-fact with an interest, with full authority in the place and stead of the Pledgor and in the name of the Pledgor, or otherwise, from time to time in the Agent's discretion to take any action and to execute any instrument consistent with the terms of this Agreement and the Notes which the Agent may deem necessary or advisable to accomplish the purposes of this Agreement. The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term of this Agreement. The Pledgor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.

         Section 14. Indemnity. (a) Indemnity. The Pledgor agrees to indemnify, pay and hold harmless the Agent and each of the Secured Parties and the officers, directors, employees, agents, and affiliates of the Agent and each of the Secured Parties (collectively, the "Indemnitees") from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, and reasonable costs (including, without limitation, settlement costs), expenses or disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for such Indemnities in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitee shall be designated a party thereto), which may be imposed on, incurred by, or asserted against that Indemnitee, in any manner relating to or arising out of this Agreement (including, without limitation, any misrepresentation by the Pledgor) or arising out of a subpoena or document production request against an

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Indemnified Party from a legal proceeding relating to the Pledgor or affiliate thereof whether or not the Indemnified Party is a party thereto or target thereof (collectively, the "indemnified liabilities"); provided, that the Pledgor shall have no obligation to an Indemnitee hereunder with respect to indemnified liabilities if it has been determined by a final decision (after all appeals and the expiration of time to appeal) by a court of competent jurisdiction that such indemnified liability arose from the gross negligence or willful misconduct of that Indemnitee. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Pledgor shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all indemnified liabilities incurred by the Indemnities or any of them.

         (b) Reimbursement. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Secured Obligations secured by the Pledged Collateral.

         Section 15. Modification in Writing. No amendment, modification, supplement, termination or waiver of or to any provision of this Agreement, nor consent to any departure by the Pledgor therefrom, shall be effective unless in writing and signed by the Agent and the Secured Parties. Any amendment, modification or supplement of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Pledgor from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement or the Notes, no notice to or demand on the Pledgor in any case shall entitle the Pledgor to any other or further notice or demand in similar or other circumstances.

         Section 16. Release. Upon the payment in full in cash of all Secured Obligations, the Agent shall, upon the request and at the sole cost and expense of the Pledgor, forthwith assign, transfer and deliver to the Pledgor, against receipt and without recourse to or warranty by the Agent, such of the Pledged Collateral of the Pledgor as may be in the possession of the Agent and as shall not have been sold or otherwise applied pursuant to the terms hereof, on the order of and at the sole cost and expense of the Pledgor, and such proper instruments and/or agreements (including UCC termination statements on Form UCC-3) as may be reasonably requested by the Pledgor acknowledging the termination of this Agreement and/or the release of such Pledged Collateral.

         Section 17. Notices. Any notice or other communication herein required or permitted to be given shall be given in the manner set forth in the Notes.

         Section 18. Continuing Security Interest; Assignment. This Agreement shall create a continuing security interest in the Pledged Collateral and shall be binding upon the Pledgor, its successors and assigns, and inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Agent

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and the other Secured Parties and their respective successors, transferees and assigns; no other Persons (including, without limitation, any other creditor of the Pledgor) shall have any interest herein or any right or benefit with respect hereto.

         Section 19. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PROPERTY ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

         Section 20. Consent to Jurisdiction and Service of Process; Waiver of Jury Trial. (a) THE PLEDGOR HEREBY IRREVOCABLY AND UNCONDITIONALLY:

                  (i) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND THE NOTES, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AND APPELLATE COURTS FROM ANY THEREOF;

                  (ii) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

                  (iii) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE BORROWER AT ITS ADDRESS AS PROVIDED IN SECTION 17 HEREOF OR AT SUCH OTHER ADDRESS OF WHICH THE AGENT SHALL HAVE BEEN NOTIFIED PURSUANT THERETO;

(iv) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION; AND

(v) WAIVES THE RIGHT TO ASSERT ANY SETOFF, COUNTERCLAIM OR CROSS-CLAIM IN RESPECT OF, AND ALL STATUTES OF LIMITATIONS WHICH MAY BE RELEVANT TO, SUCH ACTION OR PROCEEDING.


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         (b) THE PLEDGOR AND THE AGENT EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY
JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF THIS AGREEMENT, THE NOTES, OR
ANY OTHER AGREEMENTS OR TRANSACTIONS RELATED HERETO OR THERETO.

         Section 21. Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         Section 22. Execution in Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

         Section 23. Headings. The Section headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

         Section 24. Obligations Absolute. All obligations of the Pledgor hereunder shall be joint and several and absolute and unconditional irrespective of:

                  (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of the Pledgor;

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Notes or any other agreement or instrument relating thereto;

                  (c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Secured Obligations;

                  (d) any exercise or non-exercise, or any waiver of any right, remedy, power or privilege under or in respect of this Agreement or the Notes except as specifically set forth in a waiver granted pursuant to the provisions of Section 15 hereof; or

(e) any other circumstances which might otherwise constitute a defense available to, or a discharge of, the Pledgor.

         Section 25. Survival of Provisions. All representations, warranties and covenants of the Pledgor contained herein shall survive the execution and

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delivery of this Agreement, and shall terminate only upon the full and indefeasible payment in cash and performance of all of the Secured Obligations.

         Section 26. Agent. The Secured Parties hereby appoint the Agent as collateral agent with respect to this Agreement. Subject to Section 16 hereof, the Agent shall have the right hereunder to make demands, give notices, to exercise or refrain from exercising any rights and to take or refrain from taking action (including, without limitation, the release or substitution of Pledged Collateral), in accordance with this Agreement. The Agent may resign and a successor Agent may be appointed as agreed between the Agent and the Secured Parties and upon prior written notice to the Pledgor. Upon the acceptance of any appointment as the Agent by a successor Agent, that successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent under this Agreement, and the retiring Agent shall thereupon be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Agent. The Secured Parties agree to indemnify, pay and hold harmless the Agent and its officers, directors, employees, and agents from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, and reasonable costs, expenses or disbursements of any kind or nature which may be imposed on, incurred by, or asserted against such person, in any manner relating to or arising out of Agent's duties hereunder, except as arise from the gross negligence or willful misconduct of such person.

         Section 27. Entire Agreement. THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER AGREEMENTS REFERRED TO HEREIN, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE MATTERS COVERED HEREBY AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the Pledgor has duly executed and delivered this Agreement as of the date first above written.

                                                MXL INDUSTRIES, INC.


                                                By:
                                                    --------------------------
                                                Name:
                                                Title:

Accepted and Agreed:

BEDFORD OAK PARTNERS, L.P.


By
  ---------------------------------------------------
     Name:
     Title:




Jerome Feldman